--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: March 18, 1998
(Date of earliest event reported)

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under the Trust Agreement, dated as of March 1, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of PacificAmerica Home-Equity Loan Asset-Backed Notes, Series 1998-1)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                             333-24327                33-3416059
--------                             ---------                ----------
(State or Other Juris-              (Commission            (I.R.S. Employer
diction of Incorporation)           File Number)          Identification No.)


250 Vesey Street World Financial Center,
North Tower-10th Floor,
New York, New York                                                  10281
------------------                                                  -----
(Address of Principal Executive Office)                          (Zip Code)


        Registrant's telephone number, including area code:(212) 449-1000
                                                           --------------


--------------------------------------------------------------------------------

Item 5.  OTHER EVENTS.

                  On or about March 26, 1998, the Registrant will cause the issuance and sale of approximately $130,000,000 initial principal amount of Home-Equity Loan Asset-Backed Notes, Series 1998-1 (the "Notes") pursuant to an Indenture to be dated as of March 1, 1998, among PacificAmerica Home Equity Loan Trust Series 1998-1, as issuer, and Bankers Trust Company of California, N.A., as indenture trustee.

                  In connection with the sale of the Series 1998-1 Notes (the "Underwritten Notes"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Notes following the effective date of Registration Statement No. 333-24327, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the home equity loans underlying the Underwritten Notes (the "Home Equity Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Home Equity Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Notes.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (a)    FINANCIAL STATEMENTS.

            Not applicable.

     (b)    PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

     (c)    EXHIBITS



                    ITEM 601(A) OF
                    REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.             DESCRIPTION
-----------         -----------             -----------
     1                   99                 Computational Materials--
                                            Computational Materials (as defined
                                            in Item 5) that have been provided
                                            by the Underwriter to certain
                                            prospective purchasers of The
                                            PacificAmerica Home Equity Loan
                                            Asset-Backed Notes, Series 1998-1
                                            (filed in paper pursuant to the
                                            automatic SEC exemption pursuant to
                                            Release 33-7427, August 7, 1997)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                            MERRILL LYNCH MORTGAGE INVESTORS,
                                            INC.

                                            By:  /s/ Peter Cerwin
                                               ---------------------------------
                                            Name:   Peter Cerwin
                                            Title:  Vice President




Dated: March 18, 1998

                                  EXHIBIT INDEX


                        Item 601 (a) of      Sequentially
         Exhibit        Regulation S-K       Numbered
         Number         Exhibit No.          Description                   Page
         ------         -----------          -----------                   ----

         1                   99              Computational Materials       6